MUTUAL OF AMERICA INVESTMENT CORPORATION

                   Supplement, dated June 18, 2002, to
          Statement of Additional Information, dated May 1, 2002

Mutual of America Investment Corporation (the "Investment Company") modifies its Statement of Additional Information, dated May 1, 2002, by adding the following as the second paragraph under "Independent Auditors" on page 28.

      KPMG LLP has been selected as the Investment Company's independent public accountant for the year ending December 31, 2002. KPMG also will serve as the independent public accountant for the Adviser and Mutual of America.